UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 2, 2007
(Date of earliest event reported)

Uniprop Manufactured Housing Communities Income Fund
_______________________________________________________________________________
(Exact name of registrant as specified in its charter)

Michigan		38-2593067
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

280 Daines Street, Suite 300, Birmingham, MI 48009
(Address of principal executive offices) (Zip Code)

248-645-9220
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement

Uniprop Manufactured Housing Communities Income Fund (the “Fund”) owns four manufactured housing communities in Florida, Minnesota, and Michigan.

On September 26, 2007, the City of Margate, Florida, approved the rezoning of the Aztec Estates property, located in Margate, Florida from a mobile home park district to a residential planned unit development.

Subsequent to the rezoning approval, the Fund’s management listed Aztec Estates for sale with Cushman & Wakefield.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
(Registrant)

Dated: November 2, 2007

	By:	P.I. Associates Limited Partnership,
General Partner

	By:	/s/ Joel Schwartz
Joel Schwartz, Principal Financial Officer